UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 14, 2007

BROOKE CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	1-31698	48-1009756

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (913)  661-0123

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01, including the exhibits furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On February 14, 2007, Brooke Brokerage Corporation, a wholly owned subsidiary of Brooke Corporation (Nasdaq: BXXX), and First American Capital Corporation, a 55% owned subsidiary of Brooke Corporation, issued a joint press release entitled “Brooke Corporation Subsidiaries Agree to Ownership Transfer of Brooke Savings Bank.” A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On February 15, 2007, Brooke Franchise Corporation, a wholly owned subsidiary of Brooke Corporation, issued a press release announcing selected January 2007 results.  A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

The press releases may contain forward-looking statements.  All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the factors set forth in the press release dated February 14, 2007 related to the potential transaction described therein, the uncertainty that Brooke Corporation and its subsidiaries will achieve their short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for Brooke’s products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by Brooke Corporation with the Securities and Exchange Commission. A more complete description of Brooke’s business is provided in Brooke Corporation’s most recent annual, quarterly and current reports, which are available from Brooke Corporation without charge or at www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit 99.1 Joint Press Release dated February 14, 2007 announcing the agreement to transfer ownership of Brooke Savings Bank.

Exhibit 99.2 Press Release dated February 15, 2007 announcing selected results of Brooke Franchise Corporation for January 2007.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 02/15/2007

BROOKE CORPORATION

/s/ Anita F. Larson

Anita F. Larson
President and Chief Operating Officer

Exhibits

99.1	Joint Press Release issued by BROOKE BROKERAGE CORPORATION and FIRST AMERICAN CAPITAL CORPORATION on February 14, 2007.

99.2	Press Release issued by BROOKE FRANCHISE CORPORATION on February 15, 2007.